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                         SUPPLEMENT DATED JULY 2, 1998
                        TO PROSPECTUS DATED MAY 1, 1998

                       NATIONWIDE MULTI SECTOR BOND FUND

On page 32 of the Prospectus, under the heading "The Subadviser", the second full paragraph is hereby deleted in its entirety and replaced with the following:

Roger Lavan is primarily responsible for mortgage-backed securities and U.S. government securities portions of the Fund. Mr. Lavan joined the Subadviser in 1990 and is a Portfolio Manager and Quantitative Fixed Income Analyst. He is responsible for working with senior portfolio managers to monitor and analyze market relationships and identify and implement relative value transactions in the Subadviser's investment company and institutional portfolios which invest in mortgage-backed securities and U.S. Government securities. Prior to joining the Subadviser, Mr. Lavan spent four years analyzing portfolios for Salomon Brothers' Fixed Income Sales Group and Product Support Divisions. David J. Scott is primarily responsible for a portion of the Fund relating to currency transactions and investments in non-dollar denominated debt securities. Prior to joining SBAM Limited in April, 1994, Mr. Scott worked for four years at JP Morgan Investment Management where he was responsible for global and non-dollar portfolios. Before joining JP Morgan Investment Management, Mr. Scott worked for three years at Mercury Asset Management where he was responsible for captive insurance portfolios and products.

                         PLEASE RETAIN THIS SUPPLEMENT
                   WITH THE PROSPECTUS FOR FUTURE REFERENCE.